T. Rowe Price Associates
Third Quarter Report

September 30, 1996

T. Rowe Price
T. Rowe Price (Ram logo)

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
410-345-2000

T. Rowe Price Associates
Financial Highlights ($000)

                  Three months ended         Nine months ended
                     September 30,              September 30,
            ___________________________   _________________________
                1995     1996    Change   1995      1996    Change

Revenues    $113,226  $150,150   32.6%  $315,861 $426,250    34.9%
Net Income   $20,502   $25,948   26.6%   $53,715  $70,817    31.8%
Earnings
 Per Share     $0.33     $0.42   27.3%     $0.88    $1.15    30.7%
Average
 Shares
 Outstanding  61,412    61,776    0.6%    60,730   61,680     1.6%
Assets Under
 Management
 at End of Period
 (Billions)                                $71.5    $92.9    29.9%

Dear Stockholder:

It appeared that the long-awaited correction in U.S. stocks was under way in July, but the upward momentum resumed in the subsequent two months. Most of the major U.S. indices were hitting new highs by quarter-end, while returns from international equities on balance were lackluster. Foreign bonds, on the other hand, outpaced high-grade domestic issues. As has been true throughout the year, T. Rowe Price was well positioned to benefit from this financial market environment because of the firm's emphasis on equity management. The combination of appreciation on stock portfolios under management and strong net cash inflows into the equity mutual funds was behind the record third quarter and nine-month results in terms of total assets under management
(AUM), revenues, net income, and earnings per share.
      By the end of September, total AUM had climbed to almost $93 billion, with approximately $27 billion under Rowe Price-Fleming International's (RPFI) management. Mutual funds accounted for slightly more than $60 billion, or 65%, of the total, including just under $16 billion in RPFI funds. While cash flow into the mutual funds slowed somewhat in the quarter just ended, the $7 billion received thus far in 1996 is almost double the prior annual record of $3.9 billion set three years ago.
      Not surprisingly, over 90% of the money going into the funds went into equities during the quarter. Leading the list were two domestic funds - Equity Income and Mid-Cap Growth - and International Stock. When appreciation is added to the cash inflow, Science & Technology replaces Mid-Cap Growth in the top three.
      Higher retirement plan contract and service fees were the primary contributors to the $4.2 million increase in overall administrative fees relative to the third quarter last year. Mutual fund transfer agent fees also increased, as did the transaction volume in this area.
      Expenses are always dominated by the costs associated with the compensation and benefits packages provided to our staff. While base salaries and bonuses are higher, we also have almost 600 more associates than we did at this time last year. As long as the services offered to our mutual fund and retirement plan clients expand and we can obtain new accounts, expenses related to people, equipment, and space will grow. Keeping abreast of the technological advances which enable us to maintain high-quality services is a costly proposition, and data processing-related expenses - such as those for programmers, analysts, and upgrades of equipment - will continue to be an integral part of our overall expense structure.
      Advertising and promotion expenditures were up substantially over the third quarter last year but were lower than in the 1996 second quarter. We allocated media spending primarily among our domestic and international stock funds and our corporate retirement plans. In the current quarter, we plan to increase spending on our retail retirement plans - such as IRAs and profit sharing/money purchase pension plans.
      The balance sheet continues to reflect the strength of our business, as total stockholders' equity crossed the $300 million mark for the first time. The absence of any long-term debt is also worthy of note.

Outlook

The U.S. economy has been expanding for over five years, and we expect it to continue in a growth mode, though at a much slower rate than in the first half of '96. We would expect the Federal Reserve to raise interest rates only if there are signs that inflation is accelerating, because slower economic growth has taken pressure off the Fed to tighten monetary policy, and money market and bond yields have retreated accordingly. If stock investors think rates are high enough to restrain inflation, yet low enough to keep unemployment at bay, returns from the U.S. stock market should continue to be positive. As mentioned earlier, our forecast calls for foreign stocks to begin outperforming their U.S. counterparts.
      Based on our business mix and our outlook, we believe 1996 will be another record year for the company's revenues and profits.

      Sincerely,




      George J. Collins
      President and
      Chief Executive Officer

November 6, 1996

T. Rowe Price Associates, Inc.
Unaudited Condensed Consolidated Statements of Income

                           Three months ended       Nine months ended
                              September 30,           September 30,
                         ______________________  ______________________
                            1995        1996        1995        1996
                           ______      ______      ______      ______
                              (in thousands, except per share amounts)

Revenues
 Investment
  advisory fees. . . . . $ 87,019    $118,765    $240,619    $328,473
 Administrative
  fees . . . . . . . . .   24,448      28,654      69,567      86,748
 Investment
  and
  other income . . . . .    1,759       2,731       5,675      11,029
                         ________    ________    ________    ________
                          113,226     150,150     315,861     426,250
                         ________    ________    ________    ________
Expenses
 Compensation and
  related costs. . . . .   35,973      46,691     104,760     131,842
 Advertising and
  promotion. . . . . . .    7,126      11,347      21,096      41,770
 Depreciation,
  amortization, and
  operating rentals
  of property and
  equipment. . . . . . .    7,306      10,809      21,928      27,937
 International
  investment
  research fees. . . . .    7,793       9,900      21,907      28,614
 Administrative
  and general. . . . . .   14,783      21,837      41,354      60,351
                         ________    ________    ________    ________
                           72,981     100,584     211,045     290,514
                         ________    ________    ________    ________

Income before income
 taxes and minor-
 ity interests . . . . .   40,245      49,566     104,816     135,736
Provision for
 income taxes. . . . . .   14,914      19,220      40,002      52,793
                         ________    ________    ________    ________
Income from
 consolidated
 companies . . . . . . .   25,331      30,346      64,814      82,943
Minority interests
 in consolidated
 subsidiaries. . . . . .    3,780       4,398      10,050      12,126
                         ________    ________    ________    ________
Income before
 extraordinary
 charge. . . . . . . . .   21,551      25,948      54,764      70,817
Extraordinary charge
 from early
 extinguishment of debt,
 net of income
 tax benefit . . . . . .    1,049           -       1,049           -
                         ________    ________    ________    ________
Net income . . . . . . . $ 20,502    $ 25,948    $ 53,715    $ 70,817
                         ________    ________    ________    ________
                         ________    ________    ________    ________

Earnings per share,
 including an
 extraordinary
 charge of $.02
 per share
 in 1995 . . . . . . . . $    .33    $    .42    $    .88    $   1.15
                         ________    ________    ________    ________
                         ________    ________    ________    ________

Dividends declared
per share. . . . . . . . $    .08    $   .105    $    .24    $   .315
                         ________    ________    ________    ________
                         ________    ________    ________    ________

Weighted average
shares outstanding,
including share
equivalents arising
from unexercised
stock options. . . . . .   61,412      61,776      60,730      61,680
                         ________    ________    ________    ________
                         ________    ________    ________    ________

T. Rowe Price Associates, Inc.
Condensed Consolidated Balance Sheets

                                                                   9/30/96
                                                        12/31/95  Unaudited
                                                        ________ __________
                                                           (in thousands,
                                                         except share data)

Assets
Cash and cash equivalents. . . . . . . . . . . . . .  $  81,431   $ 121,502
Accounts receivable. . . . . . . . . . . . . . . . .     55,841      68,103
Investments in sponsored mutual funds held
 as available-for-sale securities. . . . . . . . . .    121,606     137,511
Partnership and other investments. . . . . . . . . .     28,049      32,801
Property and equipment . . . . . . . . . . . . . . .     60,222      83,190
Goodwill and other assets. . . . . . . . . . . . . .     18,194      14,848
                                                       ________    ________
                                                       $365,343   $ 457,955
                                                       ________    ________
                                                       ________    ________

Liabilities and Stockholders' Equity
Liabilities
 Accounts payable and accrued expenses . . . . . . .  $  27,287   $  29,752
 Accrued compensation and
    retirement costs . . . . . . . . . . . . . . . .     28,803      54,505
 Income taxes payable. . . . . . . . . . . . . . . .      7,376      12,239
 Dividends payable . . . . . . . . . . . . . . . . .      6,036       6,015
 Minority interests in
    consolidated subsidiaries. . . . . . . . . . . .     21,609      33,863
                                                       ________    ________
    Total liabilities. . . . . . . . . . . . . . . .     91,111     136,374
                                                       ________    ________

Commitments and contingent liabilities (Note 2)

Stockholders' equity
 Preferred stock, undesignated, $.20 par value -
    authorized and unissued 20,000,000 shares. . . .          -           -
 Common stock, $.20 par value - authorized
    100,000,000 shares in 1995 and
    200,000,000 shares in 1996;
    issued 28,665,472 shares in 1995
    and 57,285,558 shares in 1996. . . . . . . . . .      5,733      11,457
 Capital in excess of par value. . . . . . . . . . .      2,912       5,060
 Retained earnings . . . . . . . . . . . . . . . . .    252,934     286,414
 Unrealized security holding gains . . . . . . . . .     12,653      18,650
                                                       ________    ________
    Total stockholders' equity . . . . . . . . . . .    274,232     321,581
                                                       ________    ________
                                                       $365,343   $ 457,955
                                                       ________    ________
                                                       ________    ________